EXHIBIT 99.1

NEW ISSUE OR ISSUES
BACKED BY NEWLY ORIGINATED OR SEASONED
ADJUSTABLE-RATE ONE-YEAR OPTION MTA MORTGAGE LOANS

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
DEPOSITOR

WASHINGTON MUTUAL BANK, FA.
SERVICER

WAMU MORTGAGE PASS-THROUGH CERTIFICATES

OF ONE OR MORE SERIES TO BE DESIGNATED,
ISSUED IN ONE OR MORE TRANSACTIONS
PURSUANT TO A REGISTRATION STATEMENT ON FORM S-3,
COMMISSION FILE NO. 333-103345

DEUTSCHE BANK NATIONAL TRUST COMPANY,
TRUSTEE

WAMU CAPITAL CORP.
UNDERWRITER

MARCH 11, 2005

This information is furnished to you solely by WaMu Capital Corp. acting as underwriter and not acting as agent for the issuer or its other affiliates in connection with the proposed transaction. WaMu Capital Corp. is an affiliate of Washington Mutual Mortgage Securities Corp. and Washington Mutual Bank, FA.

Securities that may be offered in connection with the mortgage loans described herein may not be appropriate for all investors. Prospective investors in securities that may be offered should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website, from WaMu Capital Corp., as underwriter, or from Washington Mutual Mortgage Securities Corp., as issuer. If one or more series is to be issued, once available, the related final prospectus and prospectus supplement may be obtained by contacting Brian Caddigan, WaMu Capital Corp., telephone number 212-702-6910, or Thomas G. Hardy, WaMu Capital Corp., telephone number 206-554-2411.

WaMu Mutual Capital Corp. is considering the possibility of structuring and executing one or more residential mortgage-backed securities transactions that may involve the issuance by Washington Mutual Mortgage Securities Corp. of mortgage pass-through certificates backed by a pool or pools of mortgage loans with characteristics similar to those described herein. Although a registration statement (Securities and Exchange Commission File No. 333-103345, including a prospectus) relating to the potential offering or offerings discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to any potential offering discussed in this communication has not been filed with the Securities and Exchange Commission.

The information contained herein summarizes certain information about mortgage loans with provisions similar to those that may be pooled as part of one or more such hypothetical offerings as currently contemplated in connection with preliminary discussions with potential investors. Such information does not purport to be a complete description of all of the material terms of any potential transaction or issuance of mortgage-backed securities that may finally be consummated. In connection with any such offering, WaMu Capital Corp. may prepare and deliver to potential investors collateral term sheets, structural term sheets and/or a prospectus supplement and prospectus relating to any specific transaction, all of which will contain information specific to the pool of mortgage loans and the related securities being offered in any transaction. Potential investors are strongly urged to review such materials prior to making an investment decision.

With respect to any transaction, Washington Mutual Mortgage Securities Corp. will acquire the mortgage loans from one or more affiliates, including Washington Mutual Bank, FA. The mortgage loans will be newly originated or seasoned adjustable rate mortgage loans originated by such affiliates. All of the mortgage loans are indexed on the twelve month average of the annual yields on actively traded United States Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release entitled “Selected Interest Rates (H.15)” (the “Monthly Yields”). The twelve-month average is determined by adding together the Monthly Yields for the most recently available twelve months and dividing by 12 (the “Index”).

The mortgage loans described herein permit negative amortization. All the mortgage loans accrue interest at an interest rate which adjusts monthly (generally after an initial fixed rate period of one, two, three or six months), based upon the Index rate. After the initial fixed interest rate period, the interest rate for each mortgage loan will adjust monthly to equal the sum of the related Index and the margin, as described below. None of the mortgage loans described herein are still in their introductory fixed rate period as of December 31, 2004 except for 54 mortgage loans with an aggregate principal balance of $27,008,900. None of the Mortgage Loans is subject to a periodic rate adjustment cap. All of the mortgage loans are subject to a maximum interest rate.

For all of the mortgage loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and on each anniversary of such date thereafter, subject to the conditions that the amount of the monthly payment will not increase or decrease by an amount that is more than 7.5% of the current monthly payment. However, as of the fifth anniversary of the first due date and every fifth anniversary thereafter, the monthly payment will be recast without regard to the 7.5% payment cap limitation and if the unpaid principal balance exceeds a percentage (either 110% or 125%, as applicable) of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the 7.5% payment cap limitation in order to amortize the outstanding principal balance over the remaining term to maturity.

All collateral information contained herein is as of the statistical calculation date of December 31, 2004. The statistical calculation date for the one or more specific transactions being considered will reflect the composition of the mortgage pool selected for each specific transaction as of such date. The composition of any such mortgage pool or pools will differ from the mortgage pool described herein and may have characteristics different than those presented in the tables contained herein.

As of December 31, 2004 Washington Mutual Bank, FA was servicing approximately 456,564 One-year MTA mortgage loans with an aggregate principal balance of approximately $125,309,739,239, including mortgage loans that it holds for investment and for sale and mortgage loans that it services but does not own. As of the date hereof, Washington Mutual Bank, FA was servicing similar mortgage loans backing mortgage-backed securities that were publicly offered by Washington Mutual Mortgage Securities Corp. These securities include the WaMu Mortgage Pass-Through Certificates Series 2000-3, Series 2001-7, Series 2001-AR3, Series 2002-AR6, Series 2002-AR9, Series 2002-AR17, Series 2004-AR2, Series 2004-AR6, Series 2004-AR8, Series 2004-AR10, Series 2004-AR12, Series 2004-AR13 and Series 2005-AR1. Information regarding certain characteristics of the mortgage loans in the various pools underlying such securities is available in the final prospectus supplement for the related transaction through the Securities and Exchange Commission’s EDGAR database.

The future negative amortization, delinquency, loss, foreclosure and prepayment characteristics of the mortgage loans described herein and of any pool of mortgage loans backing securities subsequently offered by Washington Mutual Mortgage Securities Corp. pursuant to one or more securities transactions will differ, and may differ significantly, from the characteristics summarized herein. There can be no assurance that the characteristics of any pool of mortgage loans backing securities to be offered will resemble historical experience to date of the mortgage loans described herein at any time in the future. Investors are strongly cautioned to make their own assessments of possible future performance.

Unless specifically noted, the following tables include mortgage loans which meet the following criteria: adjustable rate mortgage loans using the Index with payments that adjust annually originated through Washington Mutual Bank, FA or an affiliate and active (not paid off) as of December 31, 2004, with the following loan attributes: maximum original loan balance of $2 million; maximum original loan-to-value ratio of 90%; minimum FICO scores of 680 on low documentation loans or 620 on full documentation loans; maximum original term of 480 months; and at the time of origination, the mortgage loans were non-conforming (the principal amount of the mortgage note exceeded the amount eligible for purchase by Fannie Mae or Freddie Mac).

Glossary of Terms

%30 #	percentage of mortgage loans 30 days delinquent
%30$	weighted average (by principal balance) percentage of mortgage loans 30 days delinquent
%60 #	percentage of mortgage loans 60 days delinquent
%60$	weighted average (by principal balance) percentage of mortgage loans 60 days delinquent
%90+ #	percentage of mortgage loans 90 or more days delinquent
%90+$	weighted average (by principal balance) percentage of mortgage loans 90 or more days delinquent
Age	weighted average (by principal balance) number of months from origination to December 31, 2004
CO_Refi	cash-out refinance
CPR	constant prepayment rate, equivalent to a constant annual percentage of the outstanding principal balance of the applicable group of mortgage loans
% Def Int	deferred interest added to the principal balances of the mortgage loans since origination divided by the aggregate principal balance of the mortgage loans as of December 31, 2004
Deferred int

deferred interest, which is negative amortization on a mortgage loan as a result of a monthly payment made by the borrower that is less than interest accrued at the current mortgage interest rate on the unpaid principal balance of the mortgage loan; the amount of deferred interest is added to the unpaid principal balance of the mortgage loan

Doc level	the amount of documentation required to be provided by the borrower in connection with origination of the related mortgage loan
DQ status

delinquency status; a mortgage loan is considered delinquent as of any due date of determination, if the payment due on the due date in the immediately preceding month has not been received (not including real estate owned)

FICO	weighted average (by principal balance) credit score
HFI	held for investment by an affiliate of Washington Mutual Mortgage Securities Corp.
HFS	held for sale by an affiliate of Washington Mutual Mortgage Securities Corp.
Index	the sum of Monthly Yields for the most recently available twelve months divided by 12
Loan size	unpaid principal balance
LTV	loan-to-value ratio; when used as a column hearing the weighted average (by principal balance) loan-to-value ratio
Monthly Yields

the twelve month average of the annual yields on actively traded United States Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release entitled “Selected Interest Rates (H.15)”

NA	not available
Neg AM	negative amortization
NOO	non-owner occupied
OOC	owner occupied
One year MTA mortgage loan	an adjustable rate mortgage loan with a rate of interest equal to the sum of the Index plus a margin that permits negative amortization under certain circumstances
Penalty term	the number of months following origination that a prepayment penalty is in effect
Ppay	prepayment penalty
Refi	refinance
SMM	single monthly mortality, the percentage of mortgage loans prepaid in a given month
Sold	serviced for others by an affiliate of Washington Mutual Mortgage Securities Corp.
Term	weighted average (by principal balance) term-to-maturity of the mortgage loans
UPB	unpaid principal balance
Vintage	year of origination
WAC	weighted average (by principal balance) interest rate on the mortgage notes

The following tables describe certain characteristics of the mortgage loans as of December 31, 2004:

GENERAL DATA

MTA Option ARM by Portfolio Segment and Vintage
HFS/HFI/Sold	Vintage	Loan Count	UPB ($mm)	Def Int ($mm)	% Def Int	WAC	TERM	AGE	FICO	LTV	SMM	CPR
HFI	1999	3,003	1,096.465	2.060	0.19	4.05	366	70	725	65.3	2.82	29.0
HFI	2000	2,091	789.915	0.126	0.02	4.27	364	54	720	67.0	3.35	33.6
HFI	2001	422	233.670	0.006	0.00	4.28	365	41	721	66.6	4.72	44.0
HFI	2002	2,664	1,503.315	0.002	0.00	4.22	363	27	721	67.8	4.36	41.5
HFI	2003	16,428	8,949.795	0.958	0.01	4.21	364	15	722	68.9	4.49	42.4
HFI	2004	14,920	10,015.029	3.001	0.03	4.13	365	6	721	71.7	0.94	10.8
HFS	2002	4	1.612	0.000	0.00	4.53	360	28	715	71.6	0.01	0.1
HFS	2003	3	0.724	0.028	3.90	4.37	360	17	723	69.1	35.54	99.5
HFS	2004	16,965	9,465.348	0.996	0.01	3.02	367	2	723	69.8	0.34	4.0
Sold	1999	35	9.371	0.029	0.30	4.17	367	70	706	71.4	0.04	0.4
Sold	2000	1,033	426.661	0.081	0.02	4.20	363	52	724	64.9	3.92	38.1
Sold	2001	857	354.928	0.000	0.00	4.19	365	42	721	64.4	6.46	55.2
Sold	2002	2,525	1,145.121	0.000	0.00	4.18	361	30	723	65.6	3.56	35.2
Sold	2003	199	79.514	0.003	0.00	4.53	362	17	724	62.6	4.47	42.2
Sold	2004	14,720	7,410.992	2.008	0.03	4.22	365	7	726	70.1	0.77	8.8
		75,869	41,482.463	9.298	0.02	3.92	365	12	723	69.6	1.97	21.2

HFS	2002	4	1.612	0.000	0.00	4.53	360	28	715	71.6	0.01	0.1
HFS	2003	3	0.724	0.028	3.90	4.37	360	17	723	69.1	35.54	99.5
HFS	2004	16,965	9,465.348	0.996	0.01	3.02	367	2	723	69.8	0.34	4.0
		16,972	9,467.684	1.025	0.01	3.02	367	2	723	69.8	0.34	4.0

Deferred Int Data

MTA Option ARMs with Deferred Interest
Vintage	% Def Int	Loan Count	UPB ($mm)	Def Int ($mm)	% Def Int	WAC	TERM	AGE	FICO	LTV	SMM	CPR
1999	0-.10	10	3.719	0.002	0.04	4.164	360	66	727	71.5	9.08	68.1
1999	0-.10	56	25.240	0.070	0.28	4.150	371	64	718	72.8	1.20	13.5
1999	.50-1.0	60	26.459	0.200	0.76	4.136	364	65	714	70.6	5.89	51.7
1999	>1.0	197	88.045	1.816	2.06	4.254	383	65	717	71.9	3.23	32.6
2000	0-.10	2	0.839	0.000	0.06	4.400	360	52	695	76.2	0.01	0.1
2000	.10-.50	13	5.459	0.015	0.28	4.437	404	53	724	74.5	0.00	0.0
2000	.50-1.0	10	4.415	0.031	0.71	4.445	374	54	716	73.4	0.00	0.0
2000	>1.0	20	7.810	0.160	2.05	4.858	390	41	704	74.3	7.28	59.6
2001	0-.10	1	0.647	0.000	0.07	4.873	361	14	702	79.9	0.00	0.0
2001	.10-.50	2	1.050	0.002	0.17	5.091	422	25	749	72.4	0.00	0.0
2001	>1.0	1	0.366	0.004	1.08	4.595	361	38	627	93.8	0.00	0.0
2002	0-.10	3	2.540	0.002	0.06	3.926	360	25	725	75.4	0.00	0.0
2003	0-.10	2,052	1,195.129	0.310	0.03	4.310	365	12	715	68.3	5.52	49.4
2003	.10-.50	349	221.847	0.512	0.23	4.578	403	12	716	70.0	4.78	44.4
2003	.50-1.0	35	20.422	0.125	0.61	4.627	461	12	719	70.3	0.01	0.1
2003	>1.0	3	1.513	0.042	2.75	5.050	454	19	745	70.7	0.00	0.0
2004	0-.10	15,120	8,830.079	2.626	0.03	4.323	364	6	720	70.1	0.00	0.0
2004	.10-.50	3,115	1,830.485	3.262	0.18	4.644	389	6	716	70.5	0.96	10.9
2004	.50-1.0	27	19.202	0.114	0.59	4.799	428	9	702	70.5	0.00	0.0
2004	>1.0	1	0.338	0.004	1.07	3.872	361	1	671	78.5	0.00	0.0
Loans w/Deferred Int		21,077	12,285.604	9.298	0.00	4.362	368	8	719	69.9	1.61	17.7

All Loans		75,869	41,482.463	9.298	0.02	3.924	365	12	723	69.6	1.97	21.2

Loans w/Deferred Int by LTV
Current LTV	% Def Int	Loan Count	UPB ($mm)	Def Int ($mm)	% Def Int	WAC	TERM	AGE	FICO	LTV	SMM	CPR
< 60%	0-.10	2,594	1,650.237	0.494	0.03	4.306	364	7	729	49.3	2.21	23.5
< 60%	.10-.50	451	289.631	0.548	0.19	4.597	399	8	721	50.3	2.30	24.4
< 60%	.50-1.0	19	10.212	0.064	0.63	4.497	423	33	714	53.3	0.01	0.1
< 60%	>1.0	27	12.678	0.272	2.15	4.142	382	70	720	46.2	1.87	20.3
61 - 70%	0-.10	3,815	2,516.740	0.784	0.03	4.339	364	7	721	66.6	1.60	17.6
61 - 70%	.10-.50	835	532.165	0.993	0.19	4.686	384	8	717	66.4	2.25	23.9
61 - 70%	.50-1.0	25	14.028	0.087	0.62	4.655	414	27	695	65.6	9.03	67.9
61 - 70%	>1.0	27	13.326	0.316	2.37	4.648	375	57	721	66.2	2.88	29.5
71 - 80%	0-.10	10,514	5,727.860	1.628	0.03	4.305	364	6	716	76.9	1.41	15.7
71 - 80%	.10-.50	2,026	1,150.202	2.020	0.18	4.618	386	8	715	76.4	0.91	10.3
71 - 80%	.50-1.0	59	32.946	0.231	0.70	4.436	400	35	716	73.9	2.04	21.9
71 - 80%	>1.0	85	38.855	0.768	1.98	4.220	383	64	716	74.3	4.99	45.9
91 - 95%	0-.10	265	138.117	0.034	0.02	4.878	382	6	688	87.1	0.02	0.2
91 - 95%	.10-.50	219	110.098	0.295	0.27	4.580	440	10	716	81.1	1.63	17.9
91 - 95%	.50-1.0	27	12.564	0.084	0.67	4.363	417	38	722	80.8	0.02	0.2
91 - 95%	>1.0	78	31.530	0.631	2.00	4.329	390	60	715	81.4	2.51	26.3
> 96%	.10-.50	4	1.985	0.005	0.27	5.140	402	34	686	90.2	0.00	0.0
> 96%	.50-1.0	2	0.749	0.005	0.62	4.692	481	38	704	90.2	0.00	0.0
> 96%	>1.0	5	1.681	0.038	2.27	4.888	426	56	672	92.1	0.00	0.0
		21,077	12,285.604	9.298	0.00	4.364	368	7	719	69.4	1.61	17.7

Prepayment Data

MTA Option ARM Prepayments by Vintage
Vintage	Count	UPB ($mm)	1 mo CPR	12 mo CPR	Life CPR
1999	3,038	1,106	28.8	25.2	31.6
2000	3,124	1,217	35.2	35.0	35.7
2001	1,279	589	51.1	41.2	32.0
2002	5,193	2,650	38.8	38.0	27.1
2003	16,630	9,030	42.4	23.7	20.0
2004	46,605	26,891	7.9	6.9	6.9
	75,869	41,482	21.2	19.8	26.6

MTA Option ARM Prepayments by Vintage and FICO
		1999			2000			2001			2002			2003			2004
FICO	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
620 - 639	19.0	25.3	29.0	41.1	43.1	32.3	0.3	45.8	33.7	59.2	42.6	29.2	48.2	23.8	19.9	10.1	6.5	6.5
640 - 659	39.4	33.9	31.0	52.3	42.4	31.6	41.6	48.9	32.2	34.0	40.5	28.0	46.3	29.2	23.7	7.4	6.6	6.6
660 - 679	39.4	26.5	31.5	38.6	36.1	32.7	37.3	33.6	27.7	32.4	39.7	27.4	42.3	22.4	18.9	5.9	4.8	4.8
680 - 699	35.1	26.4	31.5	29.7	38.1	35.9	56.5	46.4	33.4	49.9	42.6	28.4	44.4	25.5	20.9	7.5	6.2	6.2
700 - 719	31.2	25.8	32.1	35.8	33.2	35.8	36.7	45.0	31.7	38.3	39.5	27.8	48.2	25.2	21.2	8.9	6.5	6.5
720 - 739	20.1	27.8	32.4	36.2	34.6	35.1	62.6	36.9	29.9	37.5	36.2	25.9	39.4	23.6	19.8	5.0	6.3	6.3
> 739	26.0	22.4	31.5	33.2	32.6	37.1	52.8	38.4	32.7	31.9	34.4	26.3	38.4	21.9	18.8	9.0	8.1	8.1

MTA Option ARM Prepayments by Vintage and LTV
		1999			2000			2001			2002			2003			2004
Current LTV	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
< 60%	21.2	15.9	26.8	15.4	22.0	33.1	54.4	36.8	32.8	34.6	34.8	27.5	42.9	25.3	22.0	13.5	12.2	12.2
61 - 70%	23.2	22.4	34.4	33.0	29.1	38.0	48.0	39.9	33.8	42.7	38.7	27.5	38.8	25.2	20.9	8.6	7.0	7.0
71 - 80%	37.6	33.4	36.8	45.2	42.8	40.3	52.1	43.8	33.3	35.1	38.2	26.3	42.9	22.0	18.4	5.9	5.4	5.4
81 - 90%	26.3	22.2	18.9	39.1	41.3	22.8	35.1	49.8	17.7	64.6	46.0	30.9	53.8	28.2	23.3	8.9	6.5	6.5
91 - 95%	95.2	95.2	19.7		-53.2	-10.3	0.0	0.0	0.0	0.0	0.0	0.0	0.2	85.0	68.7	0.0	0.0	0.0
> 96%	0.0	0.3	0.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

MTA Option ARM Prepayments by Vintage and Doc Level
		1999			2000			2001			2002			2003			2004
Doc Level	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
Full	33.9	26.8	31.5	40.6	36.0	35.7	37.3	39.4	30.5	35.5	37.0	26.2	42.9	23.1	19.4	7.3	6.4	6.4
Low	23.0	26.9	32.6	31.2	34.3	35.9	58.3	42.4	32.9	41.0	38.7	27.7	42.1	24.1	20.3	8.2	7.2	7.2
NA	31.6	19.1	29.6	31.7	31.7	33.8	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

MTA Option ARM Prepayments by Vintage and Size
		1999			2000			2001			2002			2003			2004
Current Loan Size	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
< 300k	29.5	22.4	31.0	32.0	29.4	37.2	45.0	35.6	35.6	49.5	41.7	53.9	55.0	85.7	89.3	96.3	99.1	99.1
300k - 399k	23.2	23.7	30.2	28.6	32.0	33.3	32.4	38.2	29.4	33.4	34.6	24.5	35.3	19.2	16.6	7.2	6.3	6.3
400k - 499k	36.4	28.9	30.4	49.1	35.4	35.3	48.1	41.5	30.3	37.2	35.6	24.5	38.9	21.1	17.6	6.8	6.2	6.2
500k - 599k	11.9	28.4	31.8	31.0	36.5	35.3	49.8	40.4	30.3	37.0	38.0	26.4	39.3	21.0	18.0	5.8	5.8	5.8
600k - 699k	43.6	24.7	31.4	36.4	40.5	34.7	46.1	41.1	33.1	39.1	36.1	26.5	43.6	22.3	18.5	8.8	5.9	5.9
700k - 799k	0.3	17.0	33.1	45.5	44.9	36.3	68.3	41.7	31.1	48.5	41.5	29.9	44.1	24.1	20.0	7.8	7.4	7.4
800k - 899k	46.8	36.6	33.5	60.5	36.3	37.5	56.3	44.3	31.9	39.7	38.7	27.8	37.2	26.1	21.4	7.9	6.7	6.7
900k - 999k	27.3	19.7	35.0	19.7	28.8	36.7	58.3	41.2	35.3	39.6	36.7	26.6	45.1	26.0	21.6	7.3	6.8	6.8
999k	35.7	30.1	34.9	15.8	46.9	39.8	69.3	48.9	34.6	43.2	45.3	31.1	53.2	30.3	24.9	8.8	6.9	6.9

MTA Option ARM Prepayments by Vintage and State
		1999			2000			2001			2002			2003			2004
State	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
CA	26.1	24.3	32.3	39.0	37.9	36.9	51.6	43.2	33.6	40.9	42.6	29.4	49.6	26.5	22.2	8.0	7.2	7.2
FL	41.1	25.2	26.7	38.2	33.1	29.7	37.3	39.3	24.1	50.8	31.5	21.5	31.1	17.1	14.5	6.7	6.2	6.2
NY	19.0	21.6	24.4	21.8	20.8	24.8	0.2	27.1	21.5	7.5	24.2	16.5	14.8	12.8	10.8	7.2	5.7	5.7
NJ	0.4	47.9	30.3	33.8	24.9	28.1	0.6	17.3	19.9	8.3	29.0	21.5	21.9	14.8	13.7	8.3	5.8	5.8
MA	23.4	38.0	31.7	44.4	22.3	37.1	0.4	44.6	29.9	8.8	27.2	21.7	32.9	19.0	17.6	14.1	9.8	9.8
CO	62.8	38.6	35.0	36.7	33.9	36.0	85.6	49.2	33.4	72.4	40.7	27.4	24.5	22.6	20.0	11.6	6.1	6.1
WA	34.0	25.8	31.6	28.5	33.0	35.8	30.5	38.4	34.9	36.5	34.2	28.4	46.7	23.2	19.8	10.5	8.7	8.7
CT	31.9	33.7	29.8	35.2	33.4	40.8	82.5	31.4	37.1	30.5	37.4	30.0	42.7	23.8	19.2	11.8	10.0	10.0
VA	0.3	8.7	27.1	0.6	33.8	31.0	77.0	66.9	33.4	44.7	30.1	21.8	11.6	16.2	14.0	3.4	3.2	3.2
IL	40.5	19.6	35.8	20.6	34.0	43.6	46.4	30.6	35.6	33.3	27.2	27.2	31.2	26.3	21.7	4.8	8.4	8.4
Other	38.4	29.5	28.8	28.3	32.9	32.0	39.2	22.1	14.9	15.8	15.6	11.9	15.9	9.7	8.2	3.0	2.8	2.8

MTA Option ARM Prepayments by Vintage and Occupancy
		1999			2000			2001			2002			2003			2004
Occupancy	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
OOC	28.5	25.2	32.0	34.0	35.4	36.2	50.7	42.0	32.4	38.9	38.5	27.4	43.2	23.7	19.9	7.5	6.6	6.6
2nd Home	29.9	22.0	24.4	44.8	32.6	30.9	33.7	29.7	26.5	33.6	28.7	21.5	34.2	20.5	17.1	6.6	6.8	6.8
NOO	31.9	26.5	29.1	44.2	31.9	30.3	62.9	37.3	29.0	42.6	39.6	28.3	39.4	26.3	22.7	12.6	10.0	10.0

MTA Option ARM Prepayments by Vintage and Loan Purpose
		1999			2000			2001			2002			2003			2004
Purpose	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
Purchase	23.1	23.3	32.1	36.4	34.5	36.9	35.6	37.5	32.7	38.3	33.4	25.6	37.7	22.4	19.2	8.9	7.6	7.6
Refi	45.4	31.7	33.8	21.8	33.1	36.5	40.7	38.3	32.3	42.1	42.9	29.4	50.6	26.9	22.4	6.4	6.3	6.3
CO_Refi	29.7	25.8	30.4	36.6	36.4	33.1	63.3	44.7	31.3	38.1	40.7	27.7	42.3	23.3	19.4	7.3	6.3	6.3
NA	90.9	32.7	29.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.2	0.2

MTA Option ARM Prepayments by Vintage and Prepayment Penalty
		1999			2000			2001			2002			2003			2004
Ppay	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
No	34.3	29.6	34.9	44.9	44.7	41.9	78.5	67.7	51.8	74.5	78.8	63.7	90.1	67.6	59.3	26.5	23.8	23.8
Yes	1.7	4.2	21.7	2.8	3.4	20.7	9.0	11.8	18.0	16.1	9.1	8.0	8.1	6.4	5.8	4.2	3.4	3.4

MTA Option ARM Prepayments by Vintage and Prepayment Penalty Type
		1999			2000			2001			2002			2003			2004
Penalty Term (mos)	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR	1mo CPR	12 mo CPR	Life CPR
None	34.3	29.6	34.9	44.9	44.7	41.9	78.5	67.7	51.8	74.5	78.8	63.7	90.1	67.6	59.3	26.5	23.8	23.8
12	0.0	0.0	8.4	0.0	0.0	0.0	0.1	0.5	16.3	2.0	2.4	5.3	3.8	5.3	5.0	3.9	3.5	3.5
36	0.3	0.3	26.4	0.2	0.2	0.6	0.0	0.4	4.8	39.2	22.3	13.5	20.0	10.4	8.7	5.1	3.2	3.2
60	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	64.8	0.0	0.0	0.0	0.0	18.5	10.1	0.0	0.0	0.0
120	0.0	0.0	54.6	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other	1.7	4.3	21.4	2.8	3.4	20.7	9.0	11.8	18.0	5.6	11.7	14.0	12.6	3.3	5.1	0.2	0.2	0.2

Delinquency Data

MTA Option ARM 24 month delinquency
As of Date	Count	UPB ($mm)	Def Int ($mm)	% Def Int	WAC	TERM	AGE	FICO	LTV	SMM	CPR	% 30 #	% 30 $	% 60 #	% 60 $	% 90+ #	% 90+ $
12/31/2004	75,869	41,482	9.298	0.02	3.924	365	12	723	69.6	1.97	21.23	0.10	0.10	0.03	0.03	0.10	0.11
11/30/2004	67,743	36,825	6.232	0.02	3.842	365	12	724	69.6	1.79	19.50	0.04	0.04	0.01	0.02	0.05	0.06
10/31/2004	64,187	34,861	5.031	0.01	3.788	365	12	724	69.6	1.60	17.64	0.05	0.05	0.01	0.02	0.04	0.04
09/30/2004	60,773	32,921	4.358	0.01	3.736	365	12	724	69.5	1.62	17.76	0.05	0.05	0.01	0.01	0.06	0.06
08/31/2004	57,542	31,113	4.193	0.01	3.631	365	12	724	69.5	1.62	17.84	0.03	0.04	0.02	0.02	0.06	0.05
07/31/2004	53,897	28,992	4.376	0.02	3.517	365	13	724	69.4	1.78	19.35	0.04	0.05	0.01	0.01	0.06	0.06
06/30/2004	49,689	26,555	4.770	0.02	3.477	365	13	724	69.2	1.94	20.96	0.03	0.03	0.02	0.02	0.07	0.07
05/31/2004	46,695	24,940	5.189	0.02	3.501	365	14	724	69.2	2.11	22.60	0.07	0.09	0.04	0.06	0.09	0.07
04/30/2004	44,496	23,701	5.897	0.02	3.502	364	14	724	69.1	2.14	22.88	0.11	0.13	0.02	0.02	0.10	0.09
03/31/2004	42,148	22,418	6.944	0.03	3.475	364	14	724	69.0	1.87	20.30	0.07	0.06	0.03	0.03	0.17	0.17
02/29/2004	39,732	21,122	7.876	0.04	3.464	364	15	724	68.9	1.67	18.34	0.08	0.07	0.02	0.02	0.12	0.13
01/31/2004	37,547	19,848	9.187	0.05	3.450	364	15	724	68.9	1.79	19.50	0.06	0.05	0.03	0.04	0.12	0.12
12/31/2003	35,365	18,455	10.898	0.06	3.461	364	16	724	68.9	2.33	24.67	0.10	0.11	0.03	0.03	0.18	0.19
11/30/2003	33,496	17,462	13.038	0.07	3.496	364	16	723	68.8	2.19	23.34	0.10	0.09	0.02	0.02	0.16	0.17
10/31/2003	31,471	16,154	15.374	0.10	3.615	364	17	723	68.8	2.73	28.27	0.06	0.07	0.03	0.02	0.15	0.16
09/30/2003	29,659	15,063	18.445	0.12	3.732	364	18	723	68.8	2.92	29.95	0.11	0.10	0.05	0.05	0.21	0.24
08/31/2003	29,549	14,978	21.352	0.14	3.804	364	18	722	68.9	3.19	32.20	0.12	0.12	0.05	0.07	0.16	0.18
07/31/2003	23,885	11,499	25.134	0.22	4.046	363	23	722	68.7	3.91	38.05	0.14	0.18	0.06	0.06	0.16	0.19
06/30/2003	24,633	11,984	29.604	0.25	4.144	363	22	722	68.8	3.13	31.76	0.15	0.16	0.04	0.04	0.22	0.25
05/31/2003	22,746	10,834	34.250	0.32	4.239	363	24	722	69.0	3.32	33.33	0.13	0.13	0.07	0.06	0.17	0.20
04/30/2003	23,447	11,222	39.369	0.35	4.348	363	23	722	69.1	3.06	31.15	0.15	0.16	0.05	0.06	0.19	0.20
03/31/2003	24,080	11,591	45.087	0.39	4.430	363	22	722	69.3	2.50	26.18	0.12	0.13	0.07	0.07	0.18	0.20
02/28/2003	24,640	11,897	50.597	0.43	4.498	363	21	722	69.4	2.30	24.33	0.15	0.15	0.05	0.04	0.15	0.18
01/31/2003	25,294	12,186	56.686	0.47	4.511	363	21	722	69.5	2.77	28.61	0.15	0.14	0.04	0.04	0.15	0.17

MTA Option ARM delinquency by Vintage
Vintage	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

1999	3,038	0.26	0.07	0.36	0.69	1,106	0.29	0.08	0.50	0.87
2000	3,124	0.19	0.10	0.61	0.90	1,217	0.16	0.16	0.66	0.98
2001	1,279	0.63	0.00	0.47	1.09	589	0.52	0.00	0.58	1.10
2002	5,193	0.15	0.10	0.33	0.58	2,650	0.18	0.10	0.41	0.69
2003	16,630	0.09	0.04	0.08	0.21	9,030	0.10	0.04	0.13	0.28
2004	46,605	0.06	0.01	0.01	0.08	26,891	0.07	0.01	0.02	0.09

MTA Option ARM delinquency by Fico
Fico	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

620 - 639	2,276	0.13	0.18	0.40	0.70	1,155	0.15	0.17	0.49	0.81
640 - 659	3,140	0.29	0.06	0.32	0.67	1,593	0.28	0.07	0.36	0.70
660 - 679	3,777	0.21	0.05	0.21	0.48	1,952	0.22	0.06	0.23	0.51
680 - 699	13,906	0.11	0.04	0.15	0.29	7,920	0.10	0.04	0.17	0.31
700 - 719	13,053	0.08	0.02	0.06	0.17	7,302	0.10	0.02	0.07	0.19
720 - 739	12,000	0.15	0.02	0.05	0.22	6,639	0.15	0.01	0.07	0.23
> 739	27,717	0.03	0.01	0.04	0.08	14,922	0.03	0.01	0.04	0.08

MTA Option ARM delinquency by LTV
Current LTV	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

< 60%	12,560	0.07	0.00	0.02	0.09	7,182	0.07	0.00	0.02	0.09
61 - 70%	16,735	0.08	0.01	0.11	0.20	10,374	0.10	0.02	0.14	0.26
71 - 80%	42,370	0.10	0.03	0.09	0.22	22,150	0.10	0.03	0.10	0.23
81 - 90%	4,191	0.19	0.14	0.36	0.69	1,772	0.15	0.14	0.37	0.67
91 - 95%	12	0.00	0.00	0.00	0.00	4	0.00	0.00	0.00	0.00
> 96%	1	0.00	0.00	0.00	0.00	0.393	0.00	0.00	0.00	0.00

MTA Option ARM delinquency by Loan Size
Current Loan Size	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

< 300k	3,353	0.27	0.03	0.27	0.57	766	0.29	0.04	0.33	0.65
300k - 399k	20,742	0.08	0.02	0.06	0.16	7,354	0.08	0.03	0.06	0.16
400k - 499k	19,026	0.06	0.03	0.07	0.16	8,391	0.06	0.03	0.07	0.17
500k - 599k	11,195	0.12	0.03	0.09	0.23	6,039	0.12	0.03	0.09	0.24
600k - 699k	7,309	0.11	0.01	0.08	0.21	4,630	0.11	0.01	0.08	0.21
700k - 799k	3,809	0.13	0.05	0.11	0.29	2,797	0.13	0.06	0.11	0.29
800k - 899k	2,443	0.00	0.04	0.16	0.20	2,041	0.00	0.04	0.17	0.21
900k - 999k	2,739	0.18	0.00	0.18	0.37	2,578	0.19	0.00	0.19	0.37
> 999k	5,253	0.10	0.02	0.17	0.29	6,886	0.09	0.03	0.17	0.28

MTA Option ARM delinquency by Doc Level
Doc Level	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

Full	31,117	0.11	0.04	0.12	0.27	16,026	0.10	0.04	0.14	0.28
Low	43,985	0.09	0.01	0.08	0.19	25,200	0.09	0.02	0.09	0.20
NA	767	0.13	0.00	0.00	0.13	257	0.10	0.00	0.00	0.10

MTA Option ARM delinquency by Loan State
State	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

CA	47,156	0.06	0.02	0.05	0.13	25,729	0.05	0.01	0.07	0.13
FL	4,522	0.31	0.02	0.18	0.51	2,625	0.34	0.07	0.17	0.58
NY	3,383	0.18	0.06	0.06	0.30	2,039	0.16	0.05	0.08	0.29
NJ	2,152	0.09	0.00	0.09	0.19	1,216	0.10	0.00	0.10	0.20
MA	1,994	0.05	0.00	0.05	0.10	1,094	0.10	0.00	0.07	0.17
CO	1,857	0.22	0.00	0.22	0.43	962	0.22	0.00	0.29	0.51
WA	2,112	0.09	0.19	0.14	0.43	1,046	0.06	0.22	0.10	0.39
CT	1,276	0.00	0.08	0.16	0.24	814	0.00	0.06	0.22	0.27
VA	1,395	0.00	0.07	0.07	0.14	711	0.00	0.05	0.05	0.10
IL	1,626	0.12	0.00	0.06	0.18	827	0.08	0.00	0.04	0.12
Other	8,396	0.18	0.04	0.29	0.50	4,419	0.20	0.04	0.30	0.54

MTA Option ARM delinquency by Occupancy
Occ Code	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

OCC	64,756	0.09	0.03	0.11	0.22	35,627	0.09	0.03	0.12	0.24
2nd Home	4,695	0.23	0.00	0.06	0.30	2,655	0.26	0.00	0.06	0.32
NOO	6,418	0.08	0.03	0.02	0.12	3,201	0.05	0.02	0.01	0.08

MTA Option ARM delinquency by Loan Purpose
Purpose	Total #	% 30 #	% 60 #	% 90+ #	% 30+ #	Total $(mm)	% 30 $	% 60 $	% 90+ $	% 30+ $

Purchase	33,922	0.11	0.02	0.09	0.22	18,271	0.11	0.02	0.09	0.21
Refi	11,640	0.13	0.06	0.12	0.31	6,433	0.14	0.06	0.14	0.34
CO Refi	30,296	0.07	0.02	0.10	0.18	16,774	0.07	0.02	0.11	0.21
NA	11	0.00	0.00	9.09	9.09	4	0.00	0.00	22.43	22.43